Exhibit 10.2

Execution Copy

SECOND AMENDED AND RESTATED
 COLLATERAL AGREEMENT

dated as of September 16, 2016

by and among

JACK IN THE BOX INC.,

and certain of its Subsidiaries
 as Grantors,

in favor of

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

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SCHEDULES:

Schedule 3.6	Exact Legal Name; Jurisdiction of Organization; Taxpayer Identification Number; Registered Organization Number; Mailing Address; and Chief Executive Office
Schedule 3.9	Commercial Tort Claims
Schedule 3.10	Intellectual Property
Schedule 3.11	Investment Property and Partnership/LLC Interests
Schedule 3.12	Instruments
Schedule 3.13	Government Contracts

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This SECOND AMENDED AND RESTATED COLLATERAL AGREEMENT (this “Agreement”), dated as of September 16, 2016, by and among JACK IN THE BOX INC., a Delaware corporation (the “Company”), certain of its Subsidiaries as identified on the signature pages hereto and any Additional Grantor (as defined below) who may become party to this Agreement (such Subsidiaries and Additional Grantors, collectively with the Company, the “Grantors”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) for the ratable benefit the Secured Parties (as defined in the Credit Agreement referenced below).

STATEMENT OF PURPOSE

Pursuant to that certain Second Amended and Restated Credit Agreement dated as of March 19, 2014 (as amended by that certain Waiver and First Amendment dated as of November 21, 2014, as further amended by that certain Waiver, Joinder and Second Amendment dated as of July 1, 2015, as further amended by that certain Third Amendment dated as of the date hereof (the “Third Amendment”), and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Company, as borrower (the “Borrower”), the Lenders from time to time party thereto, and the Administrative Agent, the Lenders have agreed to make Extensions of Credit to the Borrower upon the terms and subject to the conditions set forth therein.

Pursuant to the Amended and Restated Guaranty dated as of March 19, 2014, certain Subsidiaries of the Borrower who are a party thereto have guaranteed the payment and performance of the Obligations.

It is a condition precedent to the execution and delivery of the Third Amendment and to the obligation of the Lenders to make, or continue to make, their respective Extensions of Credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent, for the benefit of the Secured Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce the Administrative Agent and the Lenders to enter into the Third Amendment and to induce the Lenders to make, or continue to make, their respective Extensions of Credit to the Borrower under the Credit Agreement, each Grantor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1   Terms Defined in the Uniform Commercial Code.

(a)            The following terms when used in this Agreement shall have the meanings assigned to them in the UCC as in effect from time to time:  “Accession”, “Account”, “Account Debtor”, “As-Extracted Collateral”, “Authenticate”, “Certificated Security”, “Chattel Paper”; “Commercial Tort Claim”, “Consumer Goods”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Farm Products”, “Fixtures”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Company Security”, “Investment Property”, “Letter-of-Credit Rights”, “Manufactured Home”, “Proceeds”, “Record”, “Registered Organization”, “Securities Account”, “Securities Intermediary”, “Security”, “Supporting Obligation”, “Tangible Chattel Paper”, “Transmitting Utility” and “Uncertificated Security”.

(b)           Terms defined in the UCC and not otherwise defined herein or in the Credit Agreement shall have the meaning assigned in the UCC as in effect from time to time.

(c)            If any term used herein has a meaning assigned to it in the UCC and such term is defined in Article 9 of the UCC differently than how such term is defined in another Article of the UCC such term shall have the meaning assigned thereto in Article 9 of the UCC.

SECTION 1.2   Definitions.  The following terms when used in this Agreement shall have the meanings assigned to them below:

“Additional Grantor” means each Restricted Subsidiary of the Borrower that hereafter becomes a Grantor pursuant to Section 7.16 hereof (as required pursuant to Section 9.9 of the Credit Agreement).

“Administrative Agent” has the meaning assigned thereto in the Statement of Purpose to this Agreement.

“Agreement” has the meaning assigned thereto in the Statement of Purpose to this Agreement.

“Assignment of Claims Act” means the Assignment of Claims Act of 1940 (41 U.S.C. Section 15 and 31 U.S.C. Section 3727), including all regulations promulgated thereunder.

“Borrower” has the meaning assigned thereto in the Statement of Purpose to this Agreement.

“Collateral” has the meaning assigned thereto in Section 2.1.

“Collateral Account” has the meaning assigned thereto in Section 5.2.

“Company Owned Life Insurance Assets” means, collectively, (a) the life insurance policies purchased by the Borrower to support the Borrower’s non-qualified benefit plans, (b) the proceeds of such policies and (c) the Borrower’s or any of its Subsidiaries’ interest in the trust in which such policies are held.

“Control” means the manner in which “control” is achieved under the UCC with respect to any Collateral for which the UCC specifies a method of achieving “control”.

“Copyright License” means any agreement now or hereafter in existence naming any Grantor as licensor or licensee granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

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 “Copyrights” means, collectively, all of the following of any Grantor: (a) all copyrights, works protectable by copyright, copyright registrations and copyright applications anywhere in the world, including, without limitation, those listed on Schedule 3.10 hereto, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present and future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing throughout the world.

“Credit Agreement” has the meaning assigned thereto in the Statement of Purpose to this Agreement.

 “Effective Endorsement and Assignment” means, with respect to any specific type of Collateral, all such endorsements, assignments and other instruments of transfer reasonably requested by the Administrative Agent with respect to the Security Interest granted in such Collateral, and in each case, in form and substance reasonably satisfactory to the Administrative Agent.

“Excluded Notes” means any promissory notes (other than Franchisee Notes), naming a Grantor as payee, that evidence indebtedness in a face amount not in excess of $500,000, individually, and $5,000,000, in the aggregate.

“Excluded Perfection Action” means, collectively, (a) any filings or other action in any jurisdiction outside of the United States or required by the Applicable Law of any jurisdiction outside of the United States to create or perfect any security interest in assets located or titled outside the United States, including any intellectual property registered in any jurisdiction outside the United States, (b) control agreements or other control or similar arrangements with respect to Deposit Accounts or Securities Accounts, (c) any requirement to obtain landlord waivers, estoppels or collateral access letters, (d) perfection obtained through notation on a certificate of title, letter of credit rights (other than to the extent such rights can be perfected by filing a UCC-1 financing statements), (e) any notices to be sent to Account Debtors or other contractual third parties (other than during the continuance of an Event of Default), (f) endorsement or delivery of any Franchisee Note or any Excluded Notes, (g) any taking possession of money (other than cash Proceeds of Collateral to the extent such Proceeds are required to be delivered pursuant to the Loan Documents) and (h) any other perfection action as to which the Administrative Agent and the Borrower reasonably determine that the costs of such perfection action with respect to such assets are excessive in relation to the value of the security or other benefit afforded thereby.

“Excluded Property” has the meaning assigned thereto in Section 2.1.

“Franchisee Note” means a promissory note, naming a Grantor as payee, that evidences indebtedness of a franchisee, which note has a face amount not in excess of $1,000,000 and a duration not in excess of twelve (12) months.

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“Government Contract” means a contract between any Grantor and an agency, department or instrumentality of the United States or any state, municipal or local Governmental Authority located in the United States or all obligations of any such Governmental Authority arising under any Account now or hereafter owing by any such Governmental Authority, as Account Debtor, to any Grantor.

“Grantors” has the meaning assigned thereto in the Statement of Purpose of this Agreement.  For the avoidance of doubt, and notwithstanding anything to the contrary herein or in any Loan Document, no Foreign Subsidiary and no Excluded Subsidiary shall be a Grantor.

“Intellectual Property” means, collectively, all of the following of any Grantor: (a)  all systems software and applications software, all documentation for such software, including, without limitation, user manuals, flowcharts, functional specifications, operations manuals, and all formulas, processes, ideas and know-how embodied in any of the foregoing, (b) concepts, discoveries, improvements and ideas, know-how, technology, reports, design information, trade secrets, practices, specifications, test procedures, maintenance manuals, research and development, (c) Patents and Patent Licenses, Copyrights and Copyright Licenses, Trademarks and Trademark Licenses, and (d) other licenses to use any of the items described in the foregoing clauses (a), (b), and (c).

“Issuer” means any issuer of any Investment Property or Partnership/LLC Interests (including, without limitation, any Issuer as defined in the UCC).

“Material Chattel Paper” has the meaning assigned thereto in Section 3.8.

“Material Government Contract” has the meaning assigned thereto in Section 3.13.

“Partnership/LLC Interests” means, with respect to any Grantor, the entire partnership interest, membership interest or limited liability company interest, as applicable, of such Grantor in each partnership, limited partnership or limited liability company owned thereby, including, without limitation, such Grantor’s capital account, its interest as a partner or member, as applicable, in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of any such partnership, limited partnership or limited liability company, as applicable, such Grantor’s interest in all distributions made or to be made by any such partnership, limited partnership or limited liability company, as applicable, to such Grantor and all of the other economic rights, titles and interests of such Grantor as a partner or member, as applicable, of any such partnership, limited partnership or limited liability company, as applicable, whether set forth in the partnership agreement, membership agreement, limited liability company agreement or operating agreement, as applicable, of such partnership, limited partnership or limited liability company, as applicable, by separate agreement or otherwise.

“Patent License” means any agreement now or hereafter in existence providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.

“Patents” means collectively, all of the following of any Grantor: (a) all patents, all inventions and patent applications anywhere in the world, including, without limitation, those listed on Schedule 3.10, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing throughout the world.

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“Permitted Liens” means those Liens permitted pursuant to Section 11.2 of the Credit Agreement.

“Restricted Securities Collateral” has the meaning assigned thereto in Section 5.3.

“Securities Act” means the Securities Act of 1933, including all amendments thereto and regulations promulgated thereunder.

“Security Interests” means the security interests granted pursuant to Article II, as well as all other security interests created or assigned as additional security for any of the Obligations pursuant to the provisions of any Loan Document.

“Subsidiary Issuer” means any Issuer of Capital Stock or any Partnership/LLC Interests constituting Collateral, which Issuer is a direct Subsidiary of any Grantor from time to time party to this Agreement.

“Trademark License” means any agreement now or hereafter in existence providing for the grant by or to any Grantor of any right to use any Trademark.

“Trademarks” means, collectively, all of the following of any Grantor: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, logos, other business identifiers, whether registered or unregistered, all registrations and recordings thereof, and all applications in connection therewith (other than each application to register any trademark or service mark of the type described in clause (ii)(E) of Excluded Property) anywhere in the world, including, without limitation, those listed on Schedule 3.10, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements of any of the foregoing, (d) the right to sue for past, present or future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing (including the goodwill) throughout the world.

“Vehicles” means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title under any Applicable Law and which cannot be perfected under such Applicable Law unless the applicable security interest is noted on the face of the applicable certificate of title, and all tires and all other appurtenances to any of the foregoing.  For the avoidance of doubt, the term Vehicle shall exclude Vessels.

“Vessel” means any watercraft or artificial contrivance used, or capable of being used, as a means of transportation on water (including any “documented vessel” as defined in 46 U.S.C. Section 106) or similar asset that is covered by a certificate of title under any Applicable Law and which cannot be perfected solely by a financing statement filed pursuant to the UCC and is not a Vehicle.

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SECTION 1.3   Other Definitional Provisions.

(a)            Terms defined in the Credit Agreement and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

(b)           The terms of Sections 1.2, 1.6, 1.7 and 14.17 of the Credit Agreement are incorporated herein by reference as if fully set forth herein; provided that references therein to “Agreement” shall mean this Agreement.

(c)            Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

ARTICLE II

 SECURITY INTEREST

SECTION 2.1   Grant of Security Interest.  Each Grantor hereby grants and pledges to the Administrative Agent, for the benefit of itself and the other Secured Parties, a continuing security interest in, all of such Grantor’s right, title and interest in the following property, whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, and wherever located or deemed located (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

(a)            all Accounts;

(b)            all cash and currency;

(c)            all Chattel Paper;

(d)            all Commercial Tort Claims identified on Schedule 3.9;

(e)            all Documents;

(f)            all Equipment;

(g)            all Fixtures;

(h)            all General Intangibles;

(i)            all Instruments;

(j)            all Intellectual Property;

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(k)            all Inventory;

(l)             all Investment Property;

(m)          all Letter of Credit Rights;

(n)            all Vehicles;

(o)            all other Goods not otherwise described above;

(p)            all books and records pertaining to the Collateral; and

(q)            to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, all Accessions to any of the foregoing and all collateral security and Supporting Obligations given by any Person with respect to any of the foregoing;

provided, that the Security Interests shall not extend to, and the term “Collateral” shall not include any of the following (collectively, the “Excluded Property”): (A) any obligation or property of any kind due from, owed by or belonging to any Sanctioned Person, (B) any real property, including any leasehold interest in real property, (C) any property, assets, and/or rights under any lease, instrument, contract or agreement of any Grantor to the extent that the granting of a security interest therein would, under the express terms of Applicable Law or such lease, instrument, contract or agreement, (I) be prohibited or restricted or (II) result in a breach of the terms of, constitute a default under or result in a termination of any such lease, instrument, contract or agreement governing such property, asset or right, unless (x) such prohibition or restriction is not enforceable or is otherwise ineffective under Applicable Law (including the UCC), (y) with respect to any Government Contract, such prohibition is conditioned solely upon compliance with the Assignment of Claims Act (or analogous state Applicable Law) or (z) consent to such security interest has been obtained from any applicable third party; provided that (1) this clause (C) shall not affect, limit, restrict or impair the grant by any Grantor of a Security Interest in any corresponding Account or any corresponding Proceeds, money or other amounts due and payable to any Grantor or to become due and payable to any Grantor under any such lease, instrument, contract or agreement unless such security interest in such corresponding Account, Proceeds, money or other amount due and payable is also prohibited or restricted by the terms of such Applicable Law, lease, instrument, contract or other agreement or such security interest in such corresponding Account, Proceeds, money or other amount due and payable would constitute a default under or would grant a party a termination right under any such lease, instrument, contract or agreement governing such property, asset or right unless, in each case, (i) such prohibition is not enforceable or is otherwise ineffective under Applicable Law (including the UCC), (ii) with respect to any Government Contract, such prohibition is conditioned solely upon compliance with the Assignment of Claims Act (or analogous state Applicable Law) or (iii) consent to such security interest has been obtained from any applicable third party; and (2) the Security Interests granted herein shall immediately and automatically attach to and the term “Collateral” shall immediately and automatically include the property, assets or rights under any such lease, instrument, contract or agreement and in any corresponding Account, Proceeds, money, or other amounts due and payable to any Grantor at such time as such prohibition, restriction, event of default or termination right terminates or is waived or consent to such security interest has been obtained from any applicable third party, (D) any assets of any Grantor financed by purchase money Debt or Capital Leases permitted pursuant to Section 11.1(d) of the Credit Agreement, but only to the extent that the documentation governing such Debt (or any Permitted Liens securing such Debt) validly prohibits, pursuant to a contractual requirement permitted by Section 11.11(a) of the Credit Agreement, the creation by such Grantor of a security interest or Lien thereon or requires the consent of any Person, other than a Grantor and its Affiliates, as a condition to the creation of any other security interest or Lien on such property or if such contract or other agreement would be breached or give any party (other than a Grantor or an Affiliate of a Grantor) the right to terminate it as a result of creation of such security interest or Lien, (E) any United States federal “intent to use” trademark applications to the extent that, and solely during the period that, the grant of a security interest therein would impair the validity or enforceability or render void or result in the cancellation of, any registration issued as a result of such “intent to use” trademark application under Applicable Law; provided that upon the submission and acceptance by the United States Patent and Trademark Office of an amendment to allege or a verified statement of use pursuant to 15 U.S.C. Section 1060, such “intent to use” trademark application shall constitute Collateral, (F) Vehicles, Vessels or other assets that are subject to a certificate of title, to the extent perfection of a security interest therein must be accomplished by notation of the Security Interest on the applicable certificate of title, (G) Letter-of-Credit Rights except to the extent perfection of a security interest therein may be accomplished by filing of financing statements under the UCC, (H) any CFC Debt, (I) any assets to the extent a security interest in such assets would result in material adverse tax consequences to the Borrower and its Restricted Subsidiaries, taken as a whole, as reasonably determined by the Borrower in good faith, (J) any Deposit Accounts or Securities Accounts, (K) any Commercial Tort Claims with an individual value (as reasonably determined by the applicable Grantor in good faith) of less than $1,000,000, (L) more than sixty-six percent (66%) of all issued and outstanding shares of all classes of any Capital Stock or other ownership interests issued by any Foreign Subsidiary or any Foreign Holding Company that is entitled to vote, (M) Margin Stock, (N) any Hedging Agreement between any Grantor and any Secured Party, (O) any Capital Stock issued by any Permitted Franchisee Financing SPE to the extent that such Permitted Franchisee Financing SPE (or the applicable holder of its Capital Stock) is prohibited from pledging such Capital Stock by Applicable Law or any legally binding agreement to which it is a party, unless such prohibition is not enforceable or is otherwise ineffective under Applicable Law (including the UCC), (P) the Company Owned Life Insurance Assets and (Q) any assets as to which the Administrative Agent and the Borrower reasonably determine that the costs of obtaining, perfecting or maintaining a security interest in such assets are excessive in relation to the value of the security afforded thereby, and (iii) in no event shall any Grantor be required to take any Excluded Perfection Action. In the event that any Excluded Property ceases to constitute Excluded Property, then immediately upon such property ceasing to constitute Excluded Property for any reason, such property shall be deemed at all times from and after the date hereof to constitute Collateral with any further action hereunder.

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Notwithstanding the foregoing, (i) the payment and performance of the Obligations shall not be secured by any Hedging Agreement between any Grantor and any Secured Party and (ii) this Agreement shall not to be construed as an assignment of any Intellectual Property.

SECTION 2.2   Grantors Remain Liable.  Anything herein to the contrary notwithstanding: (a) each Grantor shall remain liable to perform all of its duties and obligations under the contracts and agreements included in the Collateral to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent or any other Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, (c) the Administrative Agent and each other Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, and shall not be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, and (d) neither the Administrative Agent nor any other Secured Party shall have any liability in contract or tort for any Grantor’s acts or omissions.

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SECTION 2.3   Security Interests Absolute.

(a)            Each Grantor represents, warrants and agrees that the Obligations and its obligations under this Agreement and the other Loan Documents to which it is a party are not and shall not be subject to any counterclaims, offsets or defenses of any kind (other than the defense of payment) against the Administrative Agent, the other Secured Parties or any other Grantor whether now existing or which may arise in the future.

(a)            Each Grantor hereby agrees and acknowledges that the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement, and all dealings among any of the Grantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Agreement.

ARTICLE III

 REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Third Amendment and to induce the Secured Parties to make, or continue to make, their respective Extensions of Credit to, and/or to enter into Cash Management Agreements and/or Hedging Agreements with, as applicable, the Borrower or another Credit Party (as the case may be), each Grantor hereby represents and warrants to the Administrative Agent and each other Secured Party that:

SECTION 3.1   Organization; Power; Qualification.  Such Grantor (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and (c) except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization.

SECTION 3.2   Authorization of Agreement; Compliance with Laws; Non Contravention.  Such Grantor has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement in accordance with its terms.  This Agreement has been duly executed and delivered by the duly authorized officers of such Grantor and this Agreement constitutes the legal, valid and binding obligation of such Grantor, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.  The execution, delivery and performance by the Grantors of this Agreement and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (a) require any Governmental Approval or violate any Applicable Law, (b) conflict with, result in a breach of, or constitute a default under, the articles of incorporation, bylaws or other organizational documents of any Grantor, (c) conflict with, result in a breach of, or constitute a default under, any indenture, material agreement or other material instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, or (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens.

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SECTION 3.3   Governmental Approvals.  No consent or authorization of, filing with, or other act, in respect of an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery or performance by, or enforcement against, any Grantor or any Issuer of this Agreement, except (a) as may be required by laws affecting the offering and sale of securities generally, (b) filings with the United States Copyright Office and/or the United States Patent and Trademark Office and (c) filings under the UCC and/or the Assignment of Claims Act.

SECTION 3.4   Perfected First Priority Liens.  Each financing statement naming any Grantor as a debtor and the Administrative Agent as secured party is in appropriate form for filing in the appropriate offices of the states specified on Schedule 3.6 (as such schedule shall be updated from time to time pursuant to Section 4.3) and contains an adequate description of the Collateral for purposes perfecting a security interest in such Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC.  The Security Interests granted pursuant to this Agreement constitute valid and enforceable security interests in all of the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, as collateral security for the Obligations.  When the aforementioned financing statements shall have been filed in the offices specified in Schedule 3.6, the Security Interest will constitute a perfected security interest in all right, title and interest of the applicable Grantor named as debtor in such financing statement in the Collateral described therein, in each case to the extent that a security interest therein may be perfected by filing pursuant to the UCC prior to all other Liens and rights of others therein, except for Permitted Liens.  When the applicable Grantor shall have delivered any Instruments, Tangible Chattel Paper or Certificated Securities (together with an Effective Endorsement and Assignment in the case of Instruments and Certificated Securities) to the Administrative Agent, the Security Interest will constitute a perfected security interest in all right, title and interest of the applicable Grantor in such Instruments, Tangible Chattel Paper or Certificated Securities, and the power to transfer rights such Instruments, Tangible Chattel Paper or Certificated Securities, prior to all other Liens and rights of others therein and, in the case of Certificated Securities, will satisfy the requirements of Section 8-303(a)(3) of the UCC.

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SECTION 3.5   Title, No Other Liens; Conduct of Business.  Except for the Security Interests, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims other than Permitted Liens.  No Grantor has Authenticated any agreement authorizing any secured party thereunder to file a financing statement, except to perfect Permitted Liens.  As of the date hereof, (a) no Collateral is in the possession of, or subject to Control by, any Person asserting any claim thereto or security interest therein, except that the Administrative Agent, or its designee, may have possession or Control as contemplated hereby, and (b) no Inventory having a value in excess of $1,000,000 (individually or in the aggregate) is stored with a consignee.  Except where the failure to do so could not reasonably be expected to have a material adverse effect on the value of the Collateral, taken as a whole, each Grantor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act to the extent that the ability of the Administrative Agent to enforce remedies under the Loan Documents in respect of the Collateral may be affected thereby.

SECTION 3.6   State of Organization; Location of Inventory, Equipment and Fixtures; other Information.

(a)            The exact legal name of such Grantor is set forth on Schedule 3.6 (as such schedule shall be updated from time to time pursuant to Section 4.3).

(b)            Such Grantor is a Registered Organization organized under the laws of the state identified on Schedule 3.6 under such Grantor’s name (as such schedule shall be updated from time to time pursuant to Section 4.3) and such Grantor is not a Transmitting Utility.  The taxpayer identification number and, to the extent applicable, Registered Organization number of such Grantor is set forth on Schedule 3.6 under such Grantor’s name (as such schedule shall be updated from time to time pursuant to Section 4.3).

(c)            The mailing address, principal place of business, chief executive office and office where such Grantor keeps its books and records relating to the Accounts, Documents, General Intangibles, Instruments and Investment Property in which it has any interest is located at the locations specified on Schedule 3.6 under such Grantor’s name (as such schedule shall be updated from time to time pursuant to Section 4.3).  As of the Third Amendment Effective Date, except as disclosed on Schedule 3.6 under such Grantor’s name and except for the acquisition of restaurants from franchisees, during the five years preceding the Third Amendment Effective Date, no Grantor has acquired any Person, any division or line of business of any Person or all or substantially all of the assets of any Person, during the past five years.

SECTION 3.7   Accounts; Receivables.  Each existing Account constitutes, and each hereafter arising Account will, when such Account arises, constitute, the legally valid and binding obligation of the Account Debtor, except where the failure to do so could not reasonably be expected, individually or in the aggregate, to materially adversely affect the value or collectability of the Accounts included in the Collateral, taken as a whole.  No Account Debtor has any defense, set-off, claim or counterclaim against any Grantor that can be asserted against the Administrative Agent, whether in any proceeding to enforce the Administrative Agent’s rights in the Accounts included in the Collateral, or otherwise, except for defenses, setoffs, claims or counterclaims that could not reasonably be expected, individually or in the aggregate, to materially adversely affect the value or collectability of the Accounts included in the Collateral, taken as a whole.  Other than any Excluded Notes or Franchisee Notes, none of the Grantors’ accounts receivables are, nor will any hereafter arising account receivable be, evidenced by a promissory note or other Instrument (other than a check) that has not been pledged to the Administrative Agent in accordance with the terms hereof.

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SECTION 3.8   Chattel Paper.  As of the date hereof, no Grantor holds any Chattel Paper in the ordinary course of its business with an individual face value in excess of $1,000,000 (any such Chattel Paper, whether Electronic Chattel Paper or Tangible Chattel Paper, “Material Chattel Paper”).

SECTION 3.9   Commercial Tort Claims.  As of the date hereof, all Commercial Tort Claims, individually, owned by any Grantor and not constituting Excluded Property are listed on Schedule 3.9.

SECTION 3.10   Intellectual Property.

(a)            As of the date hereof, all Copyright registrations, Copyright applications, issued Patents, Patent applications, Trademark registrations and Trademark applications owned by any Grantor in its own name and, in the case of Trademark applications, not constituting Excluded Property, are listed on Schedule 3.10.

(b)            As of the date hereof, except as set forth in Schedule 3.10, none of the Intellectual Property owned by any Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, except as could not reasonably be expected to have a material adverse effect on the value of the Collateral, taken as a whole.

SECTION 3.11   Investment Property; Partnership/LLC Interests.

(a)            As of the date hereof, all Investment Property and all Partnership/LLC Interests owned by any Grantor are listed on Schedule 3.11.

(b)            All Capital Stock issued by any Subsidiary Issuer and all Partnership/LLC Interests issued by any Subsidiary Issuer to any Grantor and included in the Collateral (i) have been duly and validly issued and, if applicable, are fully paid and nonassessable, (ii) are beneficially owned as of record by such Grantor and (iii) constitute all the issued and outstanding shares of all classes of the Capital Stock or Partnership/LLC Interests of such Subsidiary Issuer issued to such Grantor.

(c)            None of the Partnership/LLC Interests issued by any Subsidiary Issuer (i) are traded on a Securities exchange or in Securities markets, (ii) by their terms expressly provide that they are Securities governed by Article 8 of the UCC, (iii) are Investment Company Securities or (iv) are held in a Securities Account.

SECTION 3.12   Instruments. Except as set forth on Schedule 3.12, as of the date hereof, no Grantor holds any Instrument or is named a payee of any promissory note or other evidence of indebtedness in either case, having a face amount in excess of $1,000,000.

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SECTION 3.13    Government Contracts.  Except as set forth on Schedule 3.13, as of the date hereof, no Grantor is party to any contract with a Governmental Authority under which such Governmental Authority, as Account Debtor, owes a monetary obligation in excess of $1,000,000 to any Grantor under any Account that would be subject to the Assignment of Claims Act or any similar Applicable Law (each such contract, a “Material Government Contract”).

SECTION 3.14   Various Asset Types.  As of the date hereof, none of the Collateral constitutes, or is the proceeds of, (a) an aircraft, airframe, aircraft engine or related property, (b) an aircraft leasehold interest, (c) As-Extracted Collateral, (d) a Manufactured Home, (e) standing timber or timber to be cut, (f) railroad cars, locomotives, other rolling stock, accessories used on such railroad cars, locomotives or other rolling stock (such as superstructures and racks) or other assets of the type that would be subject to the filing requirements of 49 U.S.C.  Section 11301 or (g) any other interest in or to any of the foregoing. As of the date hereof, no material portion of the Collateral constitutes, or is the proceeds of, Consumer Goods or Farm Products.

ARTICLE IV

 COVENANTS

Until the Obligations (other than (a) contingent indemnity obligations not yet due, (b) Cash Management Obligations and (c) Hedging Obligations) shall have been paid in full, all Letters of Credit have been terminated or expired (or been Cash Collateralized) and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 7.2, each Grantor covenants and agrees that:

SECTION 4.1   Maintenance of Perfected Security Interest. Such Grantor shall maintain the Security Interest created by this Agreement as a first priority perfected Security Interest (subject only to Permitted Liens) and shall defend such Security Interest against the claims and demands of all Persons whomsoever (other than the holders of Permitted Liens); provided that in no event shall any Grantor be required to take any Excluded Perfection Action.

SECTION 4.2   Maintenance of Insurance.  Such Grantor shall maintain insurance covering the Collateral in accordance with the provisions of Section 9.3 of the Credit Agreement.

SECTION 4.3   Changes in Organization.  No Grantor will, except upon prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional financing statements (executed if necessary for any particular filing jurisdiction) and other instruments and documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the Security Interests and (b) a written supplement to the Schedules of this Agreement, change its jurisdiction of organization from that identified on Schedule 3.6:

 (i)            change its jurisdiction of organization or the location of its chief executive office or principal place of business (or the location where any Grantor maintains its principal location of books and records relating to Accounts, Documents, General Intangibles, Instruments and Investment Property in which it has any interest) from that identified on Schedule 3.6; or

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(ii)            change its name, identity or corporate or organizational structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become seriously misleading under the UCC.

SECTION 4.4    Required Notifications.  Such Grantor shall promptly (a) notify the Administrative Agent, in writing, of: (i) any Lien (other than the Security Interests or Permitted Liens) on any of the Collateral that would materially adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder, (ii) any Collateral which, to the knowledge of such Grantor, constitutes a Material Government Contract, and (iii) the acquisition or ownership by such Grantor of any (A) Commercial Tort Claim not constituting Excluded Property, (B) Investment Property issued by any Subsidiary Issuer after the date hereof, (C) any other Investment Property with a value in excess of $1,000,000 not held in a Securities Account and (D) the acquisition or ownership by such Grantor of any assets constituting (1) an aircraft, airframe, aircraft engine or related property, (2) an aircraft leasehold interest, (3) As-Extracted Collateral, (4) a Manufactured Home, (5) standing timber or timber to be cut, (6) railroad cars, locomotives, other rolling stock, accessories used on such railroad cars, locomotives or other rolling stock (such as superstructures and racks) or other assets of the type that would be subject to the filing requirements of 49 U.S.C. Section 11301 or (7) Consumer Goods or Farm Products, but, in the case of this clause (iii)(D)(7), only to the extent that such Consumer Goods and Farm Products constitute a material portion of the Collateral. and (b) solely in the case of an event described in clause (iii) of subsection (a) of this Section, at the request of the Administrative Agent or the Required Lenders, deliver to the Administrative Agent a written supplement to Schedules of this Agreement.

SECTION 4.5   Delivery Covenants.  Such Grantor will deliver and pledge to the Administrative Agent, for the benefit of the Secured Parties, all (a) Certificated Securities issued by any Subsidiary Issuer after the date hereof, (b) other Certificated Securities with a value in excess of $1,000,000 individually or $5,000,000 in the aggregate, (c) Partnership/LLC Interests evidenced by a certificate issued by any Subsidiary Issuer after the date hereof, (d) all other Partnership/LLC Interests evidenced by a certificate with a value in excess of $1,000,000 individually or $5,000,000 in the aggregate, (e) negotiable Documents with a value in excess of $1,000,000 individually or $5,000,000 in the aggregate, (f) Instruments (other than Excluded Notes and Franchisee Notes), (g) Tangible Chattel Paper that is Material Chattel Paper, in each case, together with an Effective Endorsement and Assignment and (h) Supporting Obligations, as applicable, unless, in each case, such delivery and pledge has been waived in writing by the Administrative Agent.

SECTION 4.6   Control Covenants; Covenants as to Third Parties. Upon the request of the Administrative Agent, such Grantor will take such actions and deliver all such agreements as are reasonably requested by the Administrative Agent to provide the Administrative Agent with Control of all Electronic Chattel Paper that is Material Chattel Paper, including, without limitation, with respect to any such Electronic Chattel Paper that is Material Chattel Paper, by having the Administrative Agent identified as the assignee of the Record(s) pertaining to the single authoritative copy thereof.

SECTION 4.7   Filing Covenants.  Pursuant to Section 9-509 of the UCC and any other Applicable Law, such Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent determines appropriate to perfect the Security Interests of the Administrative Agent under this Agreement.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of Collateral that describes such property in any other manner as the Administrative Agent may reasonably determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the Security Interest in the Collateral granted herein, including, without limitation, describing such property as “all assets” or “all personal property.”  Further, a photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.  Such Grantor hereby authorizes, ratifies and confirms all financing statements and other filing or recording documents or instruments filed by the Administrative Agent prior to the date of this Agreement.

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SECTION 4.8   Intellectual Property.

(a)            Except as could not reasonably be expected to have a material adverse effect on the value of the Intellectual Property, taken as a whole, such Grantor (i) will use each registered Trademark (owned by such Grantor) and Trademark for which an application (owned by such Grantor) is pending, to the extent reasonably necessary to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) will not (and will not consent to, or otherwise knowingly permit, any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark could reasonably be expected to become invalidated or impaired in any way, (iii) will not do any act, or knowingly omit to do any act, whereby any issued Patent owned by such Grantor would reasonably be expected to become forfeited, abandoned or dedicated to the public, (iv) will not (and will not consent to, or otherwise knowingly permit, any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any registered Copyright owned by such Grantor or Copyright for which an application is pending (owned by such Grantor) could reasonably be expected to become invalidated or otherwise impaired and (v) will not (and will not consent to, or knowingly permit, any licensee or sublicensee thereof to) do any act whereby any material portion of such Copyrights may fall into the public domain.

(b)            Such Grantor will notify the Administrative Agent and the Lenders promptly if it knows, or has reason to know, that any application or registration relating to any Intellectual Property owned by such Grantor may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any Intellectual Property owned by such Grantor or such Grantor’s right to register the same or to own and maintain the same; provided, that no such notification shall be required hereunder with respect to any occurrence, development, or state of facts that could not reasonably be expected to have a material adverse effect on the value of the Intellectual Property, taken as a whole.

(c)            Whenever any Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five (5) Business Days (which time period may be extended by the Administrative Agent in its sole discretion by written notice to such Grantor) after the last day of the fiscal quarter in which such filing occurs and provide the Administrative Agent with a written supplement to Schedule 3.10 of this Agreement.  Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the security interest of the Secured Parties in any material Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby, in each case to the extent constituting Collateral.

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(d)            Such Grantor will take all reasonable and necessary steps, at such Grantor’s sole cost and expense, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(e)            In the event that any Intellectual Property owned by a Grantor is infringed, misappropriated or otherwise violated by a third party, the applicable Grantor shall (i) at such Grantor’s sole cost and expense, take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns of such infringement, misappropriation or violation, except, in each case, to the extent that the failure to do so could not reasonably be expected to have a material adverse effect on the value of the Intellectual Property constituting Collateral, taken as a whole.

SECTION 4.9   Investment Property; Partnership/LLC Interests

(a)            Without the prior written consent of the Administrative Agent, no Grantor will vote to enable, or take any other action to permit, any applicable Issuer directly owned by it to issue any Capital Stock or Partnership/LLC Interests, except for those additional Capital Stock or Partnership/LLC Interests that will be subject to the Security Interest granted herein in favor of the Secured Parties; provided that no such additional Capital Stock or Partnership/LLC Interests shall be required to be subject to such Security Interest to the extent such additional Capital Stock or Partnership/LLC Interests constitutes Excluded Property.  The Grantors will defend the right, title and interest of the Administrative Agent in and to any Capital Stock and Partnership/LLC Interests against the claims and demands of all Persons whomsoever.

(b)            If any Grantor shall become entitled to receive or shall receive (i) any Certificated Securities (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the ownership interests of any Subsidiary Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Investment Property of such Subsidiary Issuer, or otherwise in respect thereof, (ii) any other Certificated Securities (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights with a value in excess of $1,000,000 individually or $5,000,000 in the aggregate in respect of the ownership interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Investment Property, or otherwise in respect thereof, or (iii) any sums paid upon or in respect of any Investment Property upon the liquidation or dissolution of any Issuer (other than as permitted pursuant to the Credit Agreement), such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties, segregated from other funds of such Grantor, and promptly deliver the same to the Administrative Agent, on behalf of the Secured Parties, in accordance with the terms hereof; provided, however, that the foregoing shall not apply to Excluded Property.

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(c)            Each Grantor and each Subsidiary Issuer hereby consents for all purposes to the granting of the liens hereunder in any Partnership/LLC Interests owned by each Grantor, including without limitation any restrictions on transfer contained in any partnership agreement or limited liability company agreement to which such Grantor or Subsidiary Issuer is a party.

SECTION 4.10   Further Assurances.  Upon the reasonable request of the Administrative Agent for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, and at the sole expense of such Grantor, such Grantor will (a) promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may so reasonably request, including, without limitation, (i) the assignment of any Material Contract and (ii) all applications, certificates, instruments, registration statements, and all other documents and papers the Administrative Agent may reasonably request and as may be required by law in connection with the obtaining of any consent, approval, registration, qualification, or authorization of any Person deemed necessary or appropriate for the effective exercise of any rights under this Agreement and (b) with respect to Material Government Contracts, use commercially reasonable efforts to promptly and duly execute and deliver, and have recorded, such assignment agreements and notices of assignment, in form and substance satisfactory to the Administrative Agent, duly executed by any Grantors party to such Material Government Contract in compliance with the Assignment of Claims Act (or analogous state Applicable Law) and acknowledged in writing by the appropriate Governmental Authority, as the Administrative Agent may so reasonably request; provided, that no provision of this Section 4.10 shall require any Excluded Perfection Action.

ARTICLE V

 REMEDIAL PROVISIONS

SECTION 5.1   General Remedies.  If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC or any other Applicable Law.  Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Administrative Agent may disclaim all warranties in connection with any sale or other disposition of the Collateral, including, without limitation, all warranties of title, possession, quiet enjoyment and the like.  The Administrative Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  To the extent permitted by Applicable Law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder except to the extent any such claims, damages, or demands result solely from the gross negligence or willful misconduct of the Administrative Agent or any other Secured Party, in each case against whom such claim is asserted.  If any notice of a proposed sale or other disposition of Collateral shall be required by Applicable Law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

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SECTION 5.2   Specific Remedies.

(a)            Upon the occurrence and during the continuance of an Event of Default:

(i) the Administrative Agent may communicate with Account Debtors of any Account subject to a Security Interest and upon the request of the Administrative Agent, each Grantor shall notify (such notice to be in form and substance satisfactory to the Administrative Agent) its Account Debtors and parties to the Material Contracts subject to a Security Interest that such Accounts and the Material Contracts have been assigned to the Administrative Agent, for the benefit of the Secured Parties;

ii) upon the request of the Administrative Agent, each Grantor shall forward to the Administrative Agent, on the last Business Day of each week, deposit slips related to all cash, money, checks or any other similar items of payment received by the Grantor during such week, and, if requested by the Administrative Agent, copies of such checks or any other similar items of payment, together with a statement showing the application of all payments on the Collateral during such week and a collection report with regard thereto, in form and substance satisfactory to the Administrative Agent;

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(iii) whenever any Grantor shall receive any cash, money, checks or any other similar items of payment relating to any Collateral (including any Proceeds of any Collateral), subject to the terms of any Permitted Liens, such Grantor agrees that it will, within one (1) Business Day of such receipt, deposit all such items of payment into a cash collateral account at the Administrative Agent (the “Collateral Account”) and until such Grantor shall deposit such cash, money, checks or any other similar items of payment in the Collateral Account, such Grantor shall hold such cash, money, checks or any other similar items of payment in trust for the Administrative Agent and the other Secured Parties and as property of the Secured Parties, separate from the other funds of such Grantor, and the Administrative Agent shall have the right in to transfer or direct the transfer of the balance of each Deposit Account (other than amounts on deposit therein that are specifically designated for the purpose of funding payroll, payroll taxes and other compensation and benefits to employees) to the Collateral Account.  All such Collateral and Proceeds of Collateral received by the Administrative Agent hereunder shall be held by the Administrative Agent in the Collateral Account as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.4;

(iv) the Administrative Agent shall have the right to receive any and all cash dividends, payments or distributions made in respect of any Investment Property, or Partnership/LLC Interests included in the Collateral or other Proceeds paid in respect of any such Investment Property, or Partnership/LLC Interests, and any or all of any Investment Property, or Partnership/LLC Interests included in the Collateral may, at the option of the Administrative Agent and the other Secured Parties, be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Investment Property, or any such Partnership/LLC Interests at any meeting of shareholders, partners or members of the relevant Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property, or Partnership/LLC Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of such Investment Property, or Partnership/LLC Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate, partnership or limited liability company structure of any Issuer or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, or Partnership/LLC Interests, and in connection therewith, the right to deposit and deliver any and all of such Investment Property, or Partnership/LLC Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and the Administrative Agent and the other Secured Parties shall not be responsible for any failure to do so or delay in so doing.  In furtherance thereof, each Grantor hereby authorizes and instructs each Issuer with respect to any Collateral consisting of Investment Property and Partnership/LLC Interests to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying following receipt of such notice and prior to notice that such Event of Default is no longer continuing, and (ii) except as otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to any Investment Property, or Partnership/LLC Interests directly to the Administrative Agent; and

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(v) the Administrative Agent shall be entitled to (but shall not be required to):  (A) proceed to perform any and all obligations of the applicable Grantor under any Material Contract and exercise all rights of such Grantor thereunder as fully as such Grantor itself could, (B) do all other acts which the Administrative Agent may deem necessary or proper to protect its Security Interest granted hereunder, provided such acts are not inconsistent with or in violation of the terms of any of the Credit Agreement, of the other Loan Documents or Applicable Law, and (C) sell, assign or otherwise transfer any Material Contract in accordance with the Credit Agreement, the other Loan Documents and Applicable Law, subject, however, to the prior approval of each other party to such Material Contract, to the extent required under the Material Contract.

(b)            Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 5.2, each Grantor shall be permitted to receive all cash dividends, payments or other distributions made in respect of any Investment Property and any Partnership/LLC Interests, to the extent permitted in the Credit Agreement, and to exercise all voting and other corporate, company and partnership rights with respect to any Investment Property and Partnership/LLC Interests.

SECTION 5.3   Registration Rights.

(a)            Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Collateral of the type for which it is necessary or advisable to have such Collateral registered under the Securities Act (such Collateral, the “Restricted Securities Collateral”), by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Administrative Agent shall be under no obligation to delay a sale of any of the Restricted Securities Collateral for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(b)            Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Restricted Securities Collateral valid and binding and in compliance with any and all other Applicable Laws.

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SECTION 5.4   Application of Proceeds.  If an Event of Default shall have occurred and be continuing, the Administrative Agent may apply all or any part of the Collateral or any Proceeds of the Collateral in payment in whole or in part of the Obligations (after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements) in accordance with Section 12.4 of the Credit Agreement.  Only after (i) the payment by the Administrative Agent of any other amount required by any provision of Applicable Law, including, without limitation, Section 9-610 and Section 9-615 of the UCC and (ii) the payment in full of the Obligations (other than any contingent indemnification obligations) and the termination of the Commitments, shall the Administrative Agent account for the surplus, if any, to any Grantor, or to whomever may be lawfully entitled to receive the same (if such Person is not a Grantor).

SECTION 5.5   Waiver, Deficiency.  Each Grantor hereby waives, to the extent permitted by Applicable Law, all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any Applicable Law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any other Secured Party to collect such deficiency.

ARTICLE VI

 THE ADMINISTRATIVE AGENT

SECTION 6.1   Appointment of Administrative Agent as Attorney-In-Fact.

(a)            Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following upon the occurrence and continuation of an Event of Default:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or Material Contract subject to a Security Interest or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account or Material Contract subject to a Security Interest or with respect to any other Collateral whenever payable;

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(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Secured Parties’ security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;

(iv) execute, in connection with any sale provided for in this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (G) license or assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent was the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the other Secured Parties’ Security Interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b)            If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement in accordance with the provisions of Section 6.1(a).

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(c)            The expenses of the Administrative Agent incurred in connection with actions taken pursuant to the terms of this Agreement shall be payable by such Grantor to the Administrative Agent on demand.

(d)            Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with Section 6.1(a).  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interests created hereby are released.

SECTION 6.2   Duty of Administrative Agent.  The sole duty of Administrative Agent with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account.  None of the Administrative Agent, any other Secured Party or any of their respective Related Parties shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the interests of the Administrative Agent and the other Secured Parties in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party or any of their respective Related Parties to exercise any such powers.  The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective Related Parties shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by a final nonappealable judgment.

SECTION 6.3   Authority of Administrative Agent.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting from or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement to make any inquiry respecting such authority.

ARTICLE VII

 MISCELLANEOUS

SECTION 7.1   Notices.  All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section 14.1 of the Credit Agreement; provided that notices and communications to the Grantors shall be directed to the Grantors, at the address of the Borrower set forth in Section 14.1 of the Credit Agreement.

23

SECTION 7.2   Amendments, Waivers and Consents.  None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified, nor may they be waived, nor may any consent be given, except in accordance with Section 14.11 of the Credit Agreement.

SECTION 7.3   Expenses, Indemnification, Waiver of Consequential Damages, etc.

(a)            Each Grantor hereby agrees, jointly and severally, that it shall comply with the provisions of Section 15 of the Guaranty Agreement, which are incorporated by reference, mutatis mutandis, as if fully set forth herein.

(b)            Notwithstanding anything to the contrary contained in this Agreement, to the fullest extent permitted by Applicable Law, each Grantor shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter-of-Credit or the use of the proceeds thereof.

(c)            No Indemnitee referred to in this Section 7.3 shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement, or the other Loan Documents or the transactions contemplated hereby or thereby.

(d)            All amounts due under this Section 7.3 shall be payable promptly after demand therefor.

(e)            Each party’s obligations under this Section 7.3 shall survive the termination of the Loan Documents and payment of the obligations thereunder.

SECTION 7.4   Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Secured Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Secured Party or any such Affiliate to or for the credit or the account of such Grantor to the same extent a Lender could do so under Section 14.3 of the Credit Agreement.  The rights of each Secured Party and its respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Secured Party or its respective Affiliates may have.  Each Secured Party agrees to notify such Grantor and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

24

SECTION 7.5   Governing Law; Jurisdiction; Venue; Service of Process.

(a)            Governing Law.  This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to the conflicts of law principles thereof.

(b)            Submission to Jurisdiction.  Each Grantor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether relating to this Agreement or the transactions relating hereto in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York state court or, to the fullest extent permitted by Applicable Law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action, litigation or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(c)            Waiver of Venue.  Each Grantor irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action, litigation or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)            Service of Process.  Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 14.1 of the Credit Agreement.  Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

(e)            Appointment of the Borrower as Agent for the Grantors.  Each Grantor hereby irrevocably appoints and authorizes the Borrower to act as its agent for service of process and notices required to be delivered under this Agreement or under the other Loan Documents, it being understood and agreed that receipt by the Borrower of any summons, notice or other similar item shall be deemed effective receipt by each Grantor and its Subsidiaries.

SECTION 7.6   Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.6.

25

SECTION 7.7   Injunctive Relief.  Each Grantor recognizes that, in the event such Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement or any other Loan Document, any remedy of law may prove to be inadequate relief to the Administrative Agent and the other Secured Parties.  Therefore, each Grantor agrees that the Administrative Agent and the other Secured Parties, at the option of the Administrative Agent and the other Secured Parties, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

SECTION 7.8   No Waiver By Course of Conduct; Cumulative Remedies.  The enumeration of the rights and remedies of the Administrative Agent and the other Secured Parties set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent or any other Secured Party of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise.  Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.2), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No delay or failure to take action on the part of the Administrative Agent or any other Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Default or Event of Default.  A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Secured Party would otherwise have on any future occasion.  No course of dealing between any Grantor, the Administrative Agent or any Secured Party or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any other Loan Document or to constitute a waiver of any Default or Event of Default.

SECTION 7.9   Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; except that no Grantor may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the other Lenders (except as otherwise provided by the Credit Agreement).

26

SECTION 7.10   Survival of Indemnities.  Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the other Secured Parties are entitled under the provisions of Section 7.3 and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the other Secured Parties against events arising after such termination as well as before.

SECTION 7.11   Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto in separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Agreement or any document or instrument delivered in connection herewith by facsimile or in electronic (i.e. “pdf” or “tif”) form shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

SECTION 7.12   Integration.  This Agreement, any Hedging Agreement between the Borrower and a Secured Party and the other Loan Documents, and any separate letter agreements with respect to fees, constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, written or oral, relating to the subject matter hereof.  In the event of any conflict between the provisions of this Agreement and those of the Credit Agreement, the provisions of the Credit Agreement shall control, and in the event of any conflict between the provisions of this Agreement and any other Security Documents, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the other Secured Parties in any other Loan Document shall not be deemed a conflict with this Agreement.

SECTION 7.13   Advice of Counsel; No Strict Construction.  Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

SECTION 7.14   Acknowledgements.

(a)            Each Grantor hereby acknowledges that:

(i) it has received a copy of the Credit Agreement and has reviewed and understands same;

(ii) neither the Administrative Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

27

(iii) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby or thereby among the Secured Parties or among the Grantors and the Secured Parties.

(b)            Each Issuer party to this Agreement acknowledges receipt of a copy of this Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it.  Each Issuer agrees to provide such notices to the Administrative Agent as may be necessary to give full effect to the provisions of this Agreement.

SECTION 7.15   Releases.

(a)            Subject to Section 13.9 of the Credit Agreement, at such time as the Obligations (other than (1) contingent indemnification obligations and (2) obligations and liabilities under Cash Management Agreements or Hedging Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) shall have been paid in full in cash and the Commitments have been terminated, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)            Subject to Section 13.9 of the Credit Agreement, if any of the Collateral shall be sold or otherwise disposed of by any Grantor in a transaction permitted by the Loan Documents, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence the release of the Liens created hereby on such Collateral.  In the event that all the Capital Stock of any Grantor that is a Subsidiary of the Borrower shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement, then, at the request of the Borrower and at the expense of the Grantors, such Grantor shall be released from its obligations hereunder; provided that the Borrower shall have delivered to the Administrative Agent, at least ten (10) Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and a description of the sale or other disposition in reasonable detail, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

(c)            If any Grantor shall cease to be a Restricted Subsidiary as a result of a transaction permitted under the Credit Agreement, then, at the request of the Company and at the expense of the Grantors, such Grantor shall be released from its obligations hereunder and shall no longer be a party to this Agreement. The Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable evidencing such release and the fact that such Grantor is no longer a party to this Agreement.

28

SECTION 7.16   Additional Grantors.  Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 9.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 7.17   All Powers Coupled With Interest.  All powers of attorney and other authorizations granted to the Secured Parties, the Administrative Agent and any Persons designated by the Administrative Agent or any other Secured Party pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations (other than (1) contingent indemnification obligations and (2) obligations and liabilities under Cash Management Agreements or Hedging Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) remain unpaid or unsatisfied, any of the Commitments remain in effect or the Credit Facility has not been terminated.

SECTION 7.18   Secured Parties.  Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Affiliates and Related Parties shall be entitled to all of the rights, benefits and immunities conferred under Article XIII of the Credit Agreement.

SECTION 7.19   Amendment and Restatement: No Novation; Confirmation.  This Agreement constitutes an amendment and restatement of that certain Amended and Restated Collateral Agreement dated as of March 19, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement”) and made by the Borrower and certain of its Subsidiaries, as grantors, in favor of Wells Fargo Bank, National Association, as Administrative Agent for the benefit of the Secured Parties, and is not a novation thereof. Each Grantor (i) affirms that each of the Liens granted in or pursuant to the Existing Agreement are valid and subsisting and (ii) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Existing Agreement.

[Signature Pages to Follow]

29

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

JACK IN THE BOX INC., as Grantor

By:	/s/ Paul D. Melancon
Name:	Paul D. Melancon
Title:	Senior Vice President Finance, Controller and Treasurer

JBX GENERAL PARTNER LLC, as Grantor and Subsidiary Issuer

By:	Jack in the Box Inc., as sole member

	By:	/s/ Paul D. Melancon
	Name:	Paul D. Melancon
	Title:	Senior Vice President Finance, Controller and Treasurer

JBX LIMITED PARTNER LLC, as Grantor and Subsidiary Issuer

By:	Jack in the Box Inc., as sole member

	By:	/s/ Paul D. Melancon
	Name:	Paul D. Melancon
	Title:	Senior Vice President Finance, Controller and Treasurer

[Signature Pages Continued]

Jack in the Box Inc.
Second Amended and Restated Collateral Agreement (2016)
Signature Page

JACK IN THE BOX EASTERN DIVISION L.P., as Grantor and Subsidiary Issuer

By:	JBX General Partner LLC, as general partner

	By:	Jack in the Box Inc., as sole member

		By:	/s/ Paul D. Melancon
		Name:	Paul D. Melancon
		Title:	Senior Vice President Finance, Controller and Treasurer

QDOBA RESTAURANT CORPORATION, as Grantor and Subsidiary Issuer

By:	/s/ Keith M. Guilbault
Name:	Keith M. Guilbault
Title:	President and Treasurer

FOODMAKER INC., as Subsidiary Issuer

By:	/s/ Paul D. Melancon
Name:	Paul D. Melancon
Title:	Vice President and Treasurer

FOODMAKER INTERNATIONAL FRANCHISING, INC., as Subsidiary Issuer

By:	/s/ Paul D. Melancon
Name:	Paul D. Melancon
Title:	Vice President and Treasurer

[Signature Pages Continued]

Jack in the Box Inc.
Second Amended and Restated Collateral Agreement (2016)
Signature Page

JIB STORED VALUE CARDS, LLC, as Subsidiary Issuer

By:	Jack in the Box Inc., as sole member

	By:	/s/ Paul D. Melancon
	Name:	Paul D. Melancon
	Title:	Senior Vice President Finance, Controller and Treasurer

QDOBA OF CANADA INC., as Subsidiary Issuer

By:	/s/ Paul D. Melancon
Name:	Paul D. Melancon
Title:	Vice President, Treasurer and Controller

QMG STORED VALUE CARDS, LLC, as Subsidiary Issuer

By:	Qdoba Restaurant Corporation, as sole member

	By:	/s/ Keith M. Guilbault
	Name:	Keith M. Guilbault
	Title:	President and Treasurer

QRC OF KANSAS, LLC, as Subsidiary Issuer

By:	Qdoba Restaurant Corporation, as sole member

	By:	/s/ Keith M. Guilbault
	Name:	Keith M. Guilbault
	Title:	President and Treasurer

[Signature Pages Continued]

Jack in the Box Inc.
Second Amended and Restated Collateral Agreement (2016)
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent

By:	/s/ Darcy McLaren
Name:	Darcy McLaren
Title:	Director

Jack in the Box Inc.
Second Amended and Restated Collateral Agreement (2016)
Signature Page

SECOND AMENDED AND RESTATED COLLATERAL AGREEMENT
 DISCLOSURE SCHEDULES

Schedule 3.6	Exact Legal Name; Jurisdiction of Organization; Taxpayer Identification Number; Registered Organization Number; Mailing Address; and Chief Executive Office
Schedule 3.9	Commercial Tort Claims
Schedule 3.10	Intellectual Property
Schedule 3.11	Investment Property and Partnership/LLC Interests
Schedule 3.12	Instruments
Schedule 3.13	Government Contracts

SCHEDULE 3.6
to
Collateral Agreement

Exact Legal Name; Jurisdiction of Organization; Taxpayer Identification Number; Registered Organization Number; Mailing Address; Chief Executive Office

Exact Legal Name:
Jurisdiction of Organization:
Taxpayer Identification Number:
Registered Organization Number:
Mailing Address:
Principal Place of Business
Chief Executive Office:
Book and Records Location:

Jack in the Box Inc.
Delaware
95-2698708
0773942
9330 Balboa Avenue, San Diego, CA 92123
9330 Balboa Avenue, San Diego, CA 92123
9330 Balboa Avenue, San Diego, CA 92123
8690 Balboa Avenue, San Diego, CA 92123

Exact Legal Name:
Jurisdiction of Organization:
Taxpayer Identification Number:
Registered Organization Number:
Mailing Address:
Principal Place of Business
Chief Executive Office:
Book and Records Location:

Jack in the Box Eastern Division L.P
Texas
33-0937000
142380-10
9330 Balboa Avenue, San Diego, CA 92123
9330 Balboa Avenue, San Diego, CA 92123
9330 Balboa Avenue, San Diego, CA 92123
8690 Balboa Avenue, San Diego, CA 92123

Exact Legal Name:
Jurisdiction of Organization:
Taxpayer Identification Number:
Registered Organization Number:
Mailing Address:
Principal Place of Business
Chief Executive Office:
Book and Records Location:

JBX General Partner LLC
Delaware
33-0936993
33-00102
9330 Balboa Avenue, San Diego, CA 92123
9330 Balboa Avenue, San Diego, CA 92123
9330 Balboa Avenue, San Diego, CA 92123
8690 Balboa Avenue, San Diego, CA 92123

Exact Legal Name:
Jurisdiction of Organization:
Taxpayer Identification Number:
Registered Organization Number:
Mailing Address:
Principal Place of Business
Chief Executive Office:
Book and Records Location:

JBX Limited Partner LLC
Delaware
47-5122207
33-00104
9330 Balboa Avenue, San Diego, CA 92123
9330 Balboa Avenue, San Diego, CA 92123
9330 Balboa Avenue, San Diego, CA 92123
8690 Balboa Avenue, San Diego, CA 92123

Exact Legal Name:
Jurisdiction of Organization:
Taxpayer Identification Number:
Registered Organization Number:
Mailing Address:
Principal Place of Business
Chief Executive Office:
Book and Records Location:
Acquisitions in past five (5) years:

Qdoba Restaurant Corporation
Colorado
84-1480725
19981194901
9330 Balboa Avenue, San Diego, CA 92123
9330 Balboa Avenue, San Diego, CA 92123
9330 Balboa Avenue, San Diego, CA 92123
8690 Balboa Avenue, San Diego, CA 92123
Merged with Qdoba Restaurant Corporation, a Delaware corporation (9/27/15)

Schedule 3.6
Second Amended and Restated Collateral Agreement

SCHEDULE 3.9
to
Collateral Agreement

Commercial Tort Claims

Jack in the Box Inc. v. Mehta, Case No. 4:13-cv-04444-EJD, Filed September 25, 2013 (N.D. Cal.)

Schedule 3.9
Second Amended and Restated Collateral Agreement

SCHEDULE 3.10
to
Collateral Agreement

Intellectual Property

Trademarks

Country	Mark	Serial Number/ Filing Date	Registration Number/ Registration Date	Owner	Date Affidavit of Use /Renewal Due	Affidavit of Use /Renewal Filed
Australia	JACK IN THE BOX	Appl. No. 380635 Filing Date 9/6/1982	Reg. No. 380635 Reg. Date 9/6/1982	Jack in the Box Inc.	Renewal due 9/6/2023	N/A
Australia	JACK IN THE BOX	Appl. No. 279608 Filing Date 6/27/1974	Reg. No. 279608 Reg. Date 6/27/1974	Jack in the Box Inc.	Renewal due 6/27/2019	N/A
Brazil	JACK IN THE BOX	Appl. No. 819825140 Filing Date 2/18/1997	Reg. No. 819825140 Reg. Date 7/20/1999	Jack in the Box Inc.	Renewal due 7/20/2019	N/A
Brazil	JACK IN THE BOX	Appl. No. 818393130 Filing Date 3/22/1995	Reg. No. 818393130 Reg. Date 9/30/1997	Jack in the Box Inc.	Renewal due 9/30/2017	N/A
Canada	JACK IN THE BOX	Appl. No. 326225 Filing Date 9/26/1969	Reg. No. TMA171,344 Reg. Date 9/18/1970	Jack in the Box Inc.	Renewal due 9/18/2030	N/A
Canada		Appl. No. 369286 Filing Date 10/29/1973	Reg. No. TMA225,085 Reg. Date 12/30/1977	Jack in the Box Inc.	Renewal due 12/30/2022	N/A
Chile	JACK IN THE BOX	Appl. No. 1032959 Filing Date 11/9/2012	Reg. No. 1040563 Reg. Date 9/12/2013	Jack in the Box, Inc.	Renewal due 9/12/2023	N/A
China	JACK IN THE BOX	Appl. No. 931880 Filing Date 3/21/1995	Reg. No. 931880 Reg. Date 1/14/1997	Jack in the Box Inc.	Renewal due 1/13/2017	N/A
China	JACK IN THE BOX	Appl. No. 926274 Filing Date 3/21/1995	Reg. No. 926274 Reg. Date 1/7/1997	Jack in the Box Inc.	Renewal due 1/6/2017	N/A
China	JACK IN THE BOX	Appl. No. 930110 Filing Date 3/21/1995	Reg. No. 930110 Reg. Date 1/14/1997	Jack in the Box Inc.	Renewal due 1/13/2017	N/A
China	JACK IN THE BOX	Appl. No. 903216 Filing Date 3/21/1995	Reg. No. 903216 Reg. Date 11/21/1996	Jack in the Box Inc.	Renewal due 11/20/2016	N/A

Schedule 3.10
Second Amended and Restated Collateral Agreement

Country	Mark	Serial Number/ Filing Date	Registration Number/ Registration Date	Owner	Date Affidavit of Use /Renewal Due	Affidavit of Use /Renewal Filed
China		Appl. No. 1013607 Filing Date 10/27/1995	Reg. No. 1013607 Reg. Date 5/21/1997	Jack in the Box Inc.	Renewal due 5/20/2017	N/A
Colombia	JACK IN THE BOX	Appl. No. 95 1634 Filing Date 1/18/1995	Reg. No. 207585 Reg. Date 12/27/2007	Jack in the Box Inc.	Renewal due 1/29/2018	N/A
Madrid/IR Designated country: EU	JACK IN THE BOX	Reg. No. 1108721	Reg. Date 1/13/2012	Jack in the Box	Renewal due 1/13/2022	N/A
Macao		Appl. No. 10918-M Filing Date 5/31/1991	Reg. No. P/10814 Reg. Date 9/9/1997	Jack in the Box Inc.	Renewal due 9/9/2021	N/A
Mexico	JACK IN THE BOX	Appl. No. 298210 Filing Date 8/13/1997	Reg. No. 635019 Reg. Date 12/1/1999	Jack in the Box Inc.	Renewal due 6/13/2017	N/A
Mexico	JACK IN THE BOX & Design	Appl. No. 296209 Filing Date 5/27/1997	Reg. No. 638494 Reg. Date 1/26/2000	Jack in the Box Inc.	Renewal due 5/27/2017	N/A
Mexico	JACK IN THE BOX & Design	Appl. No. 296208 Filing Date 5/27/1997	Reg. No. 667652 Reg. Date 8/16/2000	Jack in the Box Inc.	Renewal due 5/27/2017	N/A
Mexico	JACK IN THE BOX & Design	Appl. No. 298660 Filing Date 6/18/1997	Reg. No. 635027 Reg. Date 12/1/1999	Jack in the Box Inc.	Renewal due 6/18/2017	N/A
Mexico	JACK IN THE BOX & Design	Appl. No. 298859 Filing Date 6/18/1997	Reg. No. 635026 Reg. Date 12/1/1999	Jack in the Box Inc.	Renewal due 6/18/2017	N/A
Mexico	JACK IN THE BOX & Design	Appl. No. 293661 Filing Date 6/18/1997	Reg. No. 635028 Reg. Date 12/1/1999	Jack in the Box Inc.	Renewal due 6/18/2017	N/A
Mexico	JACK IN THE BOX & Design	Appl. No. 298658 Filing Date 6/18/1997	Reg. No. 635025 Reg. Date 12/1/1999	Jack in the Box Inc.	Renewal due 6/18/2017	N/A
New Zealand	JACK IN THE BOX	Appl. No. 983478 Filing Date 8/27/2013	Reg. No. 983478 Reg. Date 2/28/2014	Jack in the Box Inc.	Renewal due 8/27/2023	N/A
Peru	JACK IN THE BOX	Appl. No. 233171-2005 Filing Date 11/29/1994	Reg. No. S00006039 Reg. Date 5/23/1995	Jack in the Box Inc.	Renewal was due 5/23/2015	Filed
Singapore	JACK IN THE BOX	Appl. No. T9505747F Filing Date 6/24/1995	Reg. No. T9505747F Reg. Date 6/24/1995	Jack in the Box Inc.	Renewal due 6/24/2025	N/A
Taiwan	JACK IN THE BOX	Appl. No. 085048924 Filing Date 9/26/1996	Reg. No. 00101033 Reg. Date 6/16/1998	Jack in the Box Inc.	Renewal due 6/15/2018	N/A

Schedule 3.10
Second Amended and Restated Collateral Agreement

Country	Mark	Serial Number/ Filing Date	Registration Number/ Registration Date	Owner	Date Affidavit of Use /Renewal Due	Affidavit of Use /Renewal Filed
Taiwan		Appl. No. 085048925 Filing Date 9/26/1996	Reg. No. 00101101 Reg. Date 6/16/1998	Jack in the Box Inc.	Renewal due 6/15/2018	N/A
USA		Serial No. 74/352,406 Filing Date 1/25/1993	Reg. No. 1,806,576 Reg. Date 11/23/1993	Jack in the Box Inc.	Renewal due 11/23/2023	N/A
USA		Serial No. 74/651,928 Filing Date 3/27/1995	Reg. No. 2,099,851 Reg. Date 9/23/1997	Jack in the Box Inc.	Renewal due 9/23/2017	N/A
USA		Serial No. 75/304,387 Filing Date 6/9/1997	Reg. No. 2,258,516 Reg. Date 7/6/1999	Jack in the Box Inc.	Renewal due 7/6/2019	N/A

Schedule 3.10
Second Amended and Restated Collateral Agreement

Country	Mark	Serial Number/ Filing Date	Registration Number/ Registration Date	Owner	Date Affidavit of Use /Renewal Due	Affidavit of Use /Renewal Filed
USA		Serial No. 75/574,135 Filing Date 10/20/1998	Reg. No. 2,305,980 Reg. Date 1/4/2000	Jack in the Box Inc.	Renewal due 1/4/2020	N/A
USA		Serial No. 86/842,240 Filing Date 12/8/2015	Pending	Jack in the Box, Inc.	Pending	N/A
USA		Serial No. 86/863,371 Filing Date 12/31/2015	Reg. No. 5,012,940 Reg. Date 8/2/2016	Jack in the Box, Inc.	Declaration of Use due 8/2/2022	N/A
USA		Serial No. 86/831,015 Filing Date 11/24/2015	Reg. No. 5,011,928 Reg. Date 8/2/2016	Jack in the Box, Inc.	Declaration of Use due 8/2/2022	N/A
USA		Serial No. 77/710,058 Filing Date 4/8/2009	Reg. No. 4,276,035 Reg. Date 1/15/2013	Jack in the Box, Inc.	Declaration of Use due 1/15/2019	N/A
USA		Serial No. 77/710,086 Filing Date 4/8/2009	Reg. No. 3,701,423 Reg. Date 10/27/2009	Jack in the Box, Inc.	Renewal due 10/27/2019	N/A
USA		Serial No. 77/710,074 Filing Date 4/8/2009	Reg. No. 3,783,515 Reg. Date 5/4/2010	Jack in the Box, Inc.	Renewal due 5/4/2020	N/A

Schedule 3.10
Second Amended and Restated Collateral Agreement

Country	Mark	Serial Number/ Filing Date	Registration Number/ Registration Date	Owner	Date Affidavit of Use /Renewal Due	Affidavit of Use /Renewal Filed
USA		Serial No. 78/494,359 Filing Date 10/4/2004	Reg. No. 3,078,803 Reg. Date 4/11/2006	Jack in the Box, Inc.	Renewal due 4/11/2016	Not renewed.
USA		Serial No. 78/374,703 Filing Date 2/26/2004	Reg. No. 2,979,861 Reg. Date 7/26/2005	Jack in the Box, Inc.	Renewal due 7/26/2025	N/A
USA	BONUS JACK	Serial No. 85/429,922 Filing Date 9/22/2011	Reg. No. 4,240,504 Reg. Date 11/13/2012	Jack in the Box, Inc.	Declaration of Use due 11/13/2018	N/A
USA	BREAKFAST JACK	Serial No. 73/030,067 Filing Date 8/20/1974	Reg. No. 1,024,777 Reg. Date 11/11/1975	Jack in the Box, Inc.	Renewal due 11/11/2025	N/A
USA	BRUNCHFAST	Serial No. 87/050,735 Filing Date 5/26/2016	Pending	Jack in the Box, Inc.	Pending	N/A
USA	DOUBLE JACK	Serial No. 86/805,463 Filing Date 10/30/2015	Reg. No. 4,996,612 Reg. Date 7/12/2016	Jack in the Box	Declaration of Use due 10/30/2021	N/A
USA	EXTREME SAUSAGE	Serial No. 76/100,658 Filing Date 7/31/2000	Reg. No. 2,496,050 Reg. Date 10/9/2001	Jack in the Box Inc.	Renewal due 10/9/2021	N/A
USA	JACK	Serial No. 73/144,741 Filing Date 10/14/1977	Reg. No. 1,139,000 Reg. Date 8/26/1980	Jack in the Box Inc.	Renewal due 8/26/2020	N/A
USA		Serial No. 78/758,233 Filing Date 11/21/2005	Reg. No. 3,158,307 Reg. Date 10/17/2006	Jack in the Box Inc.	Renewal due 10/17/2026	N/A
USA	JACK IN THE BOX	Serial No. 72/103,015 Filing Date 8/19/1960	Reg. No. 722,380 Reg. Date 10/3/1961	Jack in the Box Inc.	Renewal due 10/3/2021	N/A
USA	JACK IN THE BOX	Serial No. 72/268,652 Filing Date 4/10/1967	Reg. No. 841,334 Reg. Date 12/26/1967	Jack in the Box Inc.	Renewal due 12/26/2017	N/A
USA	JACK IN THE BOX	Serial No. 72/284,066 Filing Date 11/3/1967	Reg. No. 848,246 Reg. Date 4/30/1968	Jack in the Box Inc.	Renewal due 4/30/2018	N/A
USA	JACK IN THE BOX	Serial No. 74/576,248 Filing Date 9/20/1994	Reg. No. 1,957,318 Reg. Date 2/20/1996	Jack in the Box, Inc.	Renewal due 2/20/2026	N/A
USA	JACK'S BACK	Serial No. 74/601,756 Filing Date 11/21/1994	Reg. No. 2,084,354 Reg. Date 7/29/1997	Jack in the Box Inc.	Renewal due 7/29/2017	N/A
USA	JACK'S GEAR	Serial No. 76/169,397 Filing Date 11/21/2000	Reg. No. 3,585,063 Reg. Date 3/10/2009	Jack in the Box Inc.	Renewal due 3/10/2019	N/A

Schedule 3.10
Second Amended and Restated Collateral Agreement

Country	Mark	Serial Number/ Filing Date	Registration Number/ Registration Date	Owner	Date Affidavit of Use /Renewal Due	Affidavit of Use /Renewal Filed
USA	JACK’S MUNCHIE MEAL	Serial No. 86/067,945 Filing Date 9/18/2013	Reg. No. 4,571,153 Reg. Date 7/22/2014	Jack in the Box Inc.	Declaration of Use due 7/22/2020	N/A
USA	JACK'S SPICY CHICKEN	Serial No. 75/538,644 Filing Date 8/18/1998	Reg. No. 2,294,341 Reg. Date 11/23/1999	Jack in the Box Inc.	Renewal due 11/23/2019	N/A
USA	JUMBO JACK	Serial No. 72/408,512 Filing Date 11/23/1971	Reg. No. 1,016,137 Reg. Date 7/15/1975	Jack in the Box Inc.	Renewal due 7/15/2025	N/A
USA	MONSTER TACO	Serial No. 86/019,729 Filing Date 7/25/2013	Pending	Jack in the Box, Inc.	Pending	N/A
USA	RANDOM ACTS OF BREAKFAST	Serial No. 86/842,247 Filing Date 12/8/2015	Pending	Jack in the Box, Inc.	Pending	N/A
USA	SOURDOUGH JACK	Serial No. 75/225,126 Filing Date 1/13/1997	Reg. No. 2,202,037 Reg. Date 11/3/1998	Jack in the Box, Inc.	Renewal due 11/3/2018	N/A
USA	WE DON’T MAKE IT 'TIL YOU ORDER IT	Serial No. 75/809,223 Filing Date 9/27/1999	Reg. No. 2,355,424 Reg. Date 6/6/2000	Jack in the Box, Inc.	Renewal due 6/6/2020	N/A
Australia	QDOBA	Appl. No. 1563942 Filing Date 5/24/2013	Reg. No. 1563942 Reg. Date 5/24/2013	Qdoba Restaurant Corporation	Renewal due 4/23/2022	N/A
Canada	CHOOSE FLAVOR	Appl. No. 1758820 Filing Date 12/10/2015	Published	Qdoba Restaurant Corporation	Published	N/A
Canada	NAKED BURRITO	Appl. No. 1322281 Filing Date 10/31/2006	Reg. No. TMA752,528 Reg. Date 11/9/2009	Qdoba Restaurant Corporation	Renewal due 11/9/2024	N/A
Canada	QDOBA	Appl. No. 1322275 Filing Date 10/31/2006	Reg. No. TMA752,530 Reg. Date 11/9/2009	Qdoba Restaurant Corporation	Renewal due 11/9/2024	N/A
Canada		Appl. No. 1769933 Filing Date 2/29/2016	Pending	Qdoba Restaurant Corporation	Pending	N/A
Canada	QDOBA MEXICAN EATS	Appl. No. 1716085 Filing Date 2/20/2015	Allowed	Qdoba Restaurant Corporation	Registration fee due by 2/20/2018	N/A
Canada		Appl. No. 1716079 Filing Date 2/20/2015	Allowed	Qdoba Restaurant Corporation	Registration fee due by 2/20/2018	N/A
Canada	QDOBA MEXICAN GRILL	Appl. No. 1322278 Filing Date 10/31/2006	Reg. No. TMA752,529 Reg. Date 11/9/2009	Qdoba Restaurant Corporation	Renewal due 11/9/2024	N/A

Schedule 3.10
Second Amended and Restated Collateral Agreement

Country	Mark	Serial Number/ Filing Date	Registration Number/ Registration Date	Owner	Date Affidavit of Use /Renewal Due	Affidavit of Use /Renewal Filed
Canada		Appl. No. 1519234 Filing Date 3/15/2011	Reg. No. TMA848,897 Reg. Date 4/18/2013	Qdoba Restaurant Corporation	Renewal due 4/18/2028	N/A
Canada		Appl. No. 1322497 Filing Date 11/1/2006	Reg. No. TMA752,527 Reg. Date 11/9/2009	Qdoba Restaurant Corporation	Renewal due 11/9/2024	N/A
Canada	QDOBA REWARDS	Appl. No. 1519236 Filing Date 3/15/2011	Reg. No. TMA848,898 Reg. Date 4/18/2013	Qdoba Restaurant Corporation	Renewal due 4/18/2028	N/A
Canada	QUESOFY	Appl. No. 1623962 Filing Date 4/25/2013	Reg. No. TMA900,698 Reg. Date 4/9/2015	Qdoba Restaurant Corporation	Renewal due 4/9/2030	N/A
Canada		Appl. No. 1519233 Filing Date 3/15/2011	Reg. No. TMA848,896 Reg. Date 4/18/2013	Qdoba Restaurant Corporation	Renewal due 4/18/2028	N/A
Canada		Appl. No. 1322494 Filing Date 11/1/2006	Reg. No. TMA754,366 Reg. Date 12/2/2009	Qdoba Restaurant Corporation	Renewal due 12/2/2024	N/A
Madrid/IR Designated countries: AU, CN, EU, JP, KR	QDOBA		Reg. No. 1120684 Reg. Date 4/23/2012	Qdoba Restaurant Corporation	Renewal due 4/23/2022	N/A
Madrid/IR Designated country: EU	QDOBA MEXICAN GRILL		Reg. No. 1122648 Reg. Date 4/23/2012	Qdoba Restaurant Corporation	Renewal due 4/23/2022	N/A
New Zealand	QDOBA MEXICAN GRILL	Appl. No. 957169 Filing Date 4/12/2012	Reg. No. 957169 Reg. Date 10/16/2012	Qdoba Restaurant Corporation	Renewal due 4/12/2022	N/A
USA	BURRITO BOREDOM	Serial No. 85/146,825 Filing Date 10/6/2010	Reg. No. 3,984,638 Reg. Date 6/28/2011	Qdoba Restaurant Corporation	Declaration of Use due 6/28/2017	N/A
USA	CHOOSE FLAVOR	Serial No. 86/661,441 Filing Date 6/12/2015	Reg. No. 4,994,684 Reg. Date 7/5/2016	Qdoba Restaurant Corporation	Declaration of Use due 7/5/2022	N/A
USA	FOOD LOVERS FIGHTING BURRITO BOREDOM	Serial No. 85/149,744 Filing Date 10/11/2010	Reg. No. 3,973,848 Reg. Date 6/7/2011	Qdoba Restaurant Corporation	Declaration of Use due 6/7/2017	N/A

Schedule 3.10
Second Amended and Restated Collateral Agreement

Country	Mark	Serial Number/ Filing Date	Registration Number/ Registration Date	Owner	Date Affidavit of Use /Renewal Due	Affidavit of Use /Renewal Filed
USA		Serial No. 85/149,750 Filing Date 10/11/2010	Reg. No. 3,973,849 Reg. Date 6/7/2011	Qdoba Restaurant Corporation	Declaration of Use due 6/7/2017	N/A
USA	KNOCKOUT TACOS	Serial No. 86/548,616 Filing Date 2/27/2015	Reg. No. 4,830,983 Reg. Date 10/13/2015	Qdoba Restaurant Corporation	Declaration of Use due 10/13/2021	N/A
USA	NAKED BURRITO	Serial No. 76/471,448 Filing Date 11/20/2002	Reg. No. 2,831,477 Reg. Date 4/13/2004	Qdoba Restaurant Corporation	Renewal due 4/13/2024	N/A
USA	QDOBA	Serial No. 75/841,758 Filing Date 11/5/1999	Reg. No. 2,462,773 Reg. Date 6/19/2001	Qdoba Restaurant Corporation	Renewal due 6/19/2021	N/A
USA		Serial No. 86/772,766 Filing Date 9/29/2015	Reg. No. 4,964,072 Reg. Date 5/24/2016	Qdoba Restaurant Corporation	Declaration of Use due 5/24/2022	N/A
USA	QDOBA MEXICAN EATS	Serial No. 86/372,604 Filing Date 8/20/2014	Reg. No. 4,819,478 Reg. Date 9/22/2015	Qdoba Restaurant Corporation	Declaration of Use due 9/22/2021	N/A
USA		Serial No. 86/372,563 Filing Date 8/20/2014	Reg. No. 4,833,275 Reg. Date 10/13/2015	Qdoba Restaurant Corporation	Declaration of Use due 10/13/2021	N/A
USA	QDOBA MEXICAN GRILL	Serial No. 75/841,760 Filing Date 11/5/1999	Reg. No. 2,452,146 Reg. Date 5/15/2001	Qdoba Restaurant Corporation	Renewal due 5/15/2021	N/A
USA		Serial No. 75/922,440 Filing Date 2/18/2000	Reg. No. 2,574,316 Reg. Date 5/28/2002	Qdoba Restaurant Corporation	Renewal due 5/28/2022	N/A
USA		Serial No. 85/496,188 Filing Date 12/15/2011	Reg. No. 4,227,729 Reg. Date 10/16/2012	Qdoba Restaurant Corporation	Declaration of Use due 10/16/2018	N/A
USA	QUESOFY	Serial No. 85/770,754 Filing Date 11/2/2012	Reg. No. 4,344,272 Reg. Date 5/28/2013	Qdoba Restaurant Corporation	Declaration of Use due 5/28/2019	N/A
USA	WHAT ARE YOU GOING TO LOVE AT QDOBA?	Serial No. 78/785,176 Filing Date 1/4/2006	Reg. No. 3,162,726 Reg. Date 10/24/2006	Qdoba Restaurant Corporation	Renewal due 10/24/2016	N/A
USA		Serial No. 76/537,807 Filing Date 8/15/2003	Reg. No. 2,876,701 Reg. Date 8/24/2004	Qdoba Restaurant Corporation	Renewal due 8/24/2024	N/A

Schedule 3.10
Second Amended and Restated Collateral Agreement

Patents

None.

Copyrights

Owner	Title	Registration Number	Registration Date	Publication Date	Creation Date	Author	Subject Matter
Jack in the Box, Inc.	‘70’s Jack 1999	VA0001097612	7/30/2001	1/11/1999	1999	Promotional Partners, Inc., employer for hire	Plastic toy
Jack in the Box, Inc.	Annual Report Jack 1999	VA0001097614	7/30/2001	1/11/1999	1999	Promotional Partners, Inc., employer for hire	Plastic toy
Jack in the Box Inc. (f/k/a Foodmaker, Inc.)	[Architectural Plans Number 1]	VAu000013582	11/14/1979	N/A	1978	N/A	N/A
Jack in the Box Inc. (f/k/a Foodmaker, Inc.)	[Architectural Plans Number 2]	VAu000013581	11/14/1979	N/A	1978	N/A	N/A

Schedule 3.10
Second Amended and Restated Collateral Agreement

Owner	Title	Registration Number	Registration Date	Publication Date	Creation Date	Author	Subject Matter
Jack in the Box, Inc.	Astronaut Jack 2000	VA0001097616	7/30/2001	9/11/2000	2000	Promotional Partners, Inc., employer for hire	Plastic toy
Jack in the Box, Inc.	Clown Head Design	VA0000941864	9/8/1998	4/10/1995	1995	Chiat/Day, employer for hire	Computer graphic
Jack in the Box, Inc.	Dog Sled Jack 2000	VA0001097619	7/30/2001	9/11/2000	2000	Promotional Partners, Inc., employer for hire	Plastic toy
Jack in the Box Inc. (f/k/a Foodmaker, Inc.)	DOS Data Save/Load System	TXu000308937	1/11/1988	N/A	1987	N/A	Printout
Jack in the Box, Inc.	Fishing Jack	VA0001015759	7/6/2000	6/28/1999	1999	Promotional Partners, Inc., employer for hire	Plastic sculpture
Jack in the Box Inc. (f/k/a Foodmaker, Inc.)	Food Cost Control System	TXu000292606	8/19/1987	N/A	1987	N/A	Printout
Jack in the Box, Inc.	Hawaii Jack 1999	VA0001097615	7/30/2001	1/11/1999	1999	Promotional Partners, Inc., employer for hire	Plastic toy
Jack in the Box, Inc.	Hockey Jack 2000	VA0001097618	7/30/2001	9/11/2000	2000	Promotional Partners, Inc., employer for hire	Plastic toy
Jack in the Box Inc. (f/k/a Foodmaker, Inc.)	Jack in the Box Facility Services Information Systems, FSIS	TXu000742278	6/4/1996	N/A	1996	N/A	Computer program
Jack in the Box, Inc.	Jack in the Box “Jack” Full Body	VA0001242034	3/23/2004	1/10/1995	1995	Artwork: Chiat/Day Inc., employer for hire	Drawing
Jack in the Box, Inc.	Jack in the Box “Jack’d Up” Building Design	VAu000619785	3/23/2004	N/A	2003	Artwork: Brand Architecture, Inc., employer for hire	Architectural work

Schedule 3.10
Second Amended and Restated Collateral Agreement

Owner	Title	Registration Number	Registration Date	Publication Date	Creation Date	Author	Subject Matter
Jack in the Box, Inc.	Jack in the Box “Jackster” Building Design	VAu000619784	3/23/2004	N/A	2003	Artwork: Brand Architecture, Inc., employer for hire	Architectural work
Jack in the Box, Inc.	Jack in the Box “Jackster” Design Drawings	VAu000619779	3/23/2004	N/A	2003	Artwork & architectural work: Brand Architecture, Inc., employer for hire	Architectural drawing
Jack in the Box, Inc.	Jack in the Box “Jax” Building Design	VAu000619778	3/23/2004	N/A	2003	Artwork & architectural work: Brand Architecture, Inc., employer for hire	Architectural work
Jack in the Box, Inc.	[Jack in the Box Profile Jack Head]	VA0001242035	3/23/2004	8/20/1998	1998	Artwork: Kowloon Wholesale Seafood Corporation d.b.a. Weapon Marketing, employer for hire	Drawing
Jack in the Box, Inc.	Jack with Flag 1999	VA0001097613	7/30/2001	1/11/1999	1999	Promotional Partner, Inc., employer for hire	Plastic toy
Jack in the Box, Inc.	Jack with Golf Club	VA0000959098	11/4/1998	12/28/1997	1997	Promotional Partners, Inc., employer for hire	Toy
Jack in the Box, Inc.	Jack with Hamburger	VA0000959099	11/4/1998	12/28/1997	1997	Promotional Partners, Inc., employer for hire	Toy
Jack in the Box, Inc.	Jack with Laptop Computer	VA0000959096	11/4/1998	12/28/1997	1997	Promotional Partners, Inc., employer for hire	Toy
Jack in the Box, Inc.	Jack with Newspaper	VA0000959097	11/4/1998	12/28/1997	1997	Promotional Partners, Inc., employer for hire	Toy
Jack in the Box, Inc.	Jack in the Box “Jack’ Up” Design Drawings	VAu000619780	3/23/2004	N/A	2003	Artwork: Brand Architecture, Inc., employer for hire	Drawing

Schedule 3.10
Second Amended and Restated Collateral Agreement

Owner	Title	Registration Number	Registration Date	Publication Date	Creation Date	Author	Subject Matter
Jack in the Box, Inc.	Jack in the Box Drive-Thru Flag Panel and Pergola	VAu000619783	3/23/2004	N/A	2003	Artwork: Brand Architecture, Inc., employer for hire	N/A
Jack in the Box, Inc.	Jack Snowman Christmas Ornament	VA0000917779	11/10/1998	12/1/1997	1997	Promotional Partners, employer for hire	N/A
Jack in the Box, Inc.	JBX Drive-Thru Flag Panel & Other Technical Drawings	VAu000619782	3/23/2004	N/A	2003	Artwork: Brand Architecture, Inc., employer for hire	N/A
Jack in the Box, Inc.	JBX Illustration	VAu000619781	3/23/2004	N/A	2003	Artwork: Brand Architecture, Inc., employer for hire	Technical drawing
Jack in the Box, Inc.	Karate Jack 2000	VA0001097621	7/30/2001	9/11/2000	2000	Promotional Partners, Inc., employer for hire	Plastic toy
Jack in the Box Inc. (f/k/a Foodmaker, Inc.)	Labor Scheduling	TXu000426463	7/3/1990	N/A	1990	N/A	Printout
Jack in the Box, Inc.	Mountaineer Jack 2000	VA0001097617	7/30/2001	9/11/2000	2000	Promotional Partners, Inc., employer for hire	Plastic toy
Jack in the Box Inc. (f/k/a Foodmaker, Inc.)	Prep System	TXu000292605	8/19/1987	N/A	1987	N/A	Prep system
Jack in the Box, Inc.	RDS 2000	TXu000901217	4/23/1999	N/A	1998	Program code & manual: InfoCal, LLC, employer for hire	Machine readable work + 1 v.

Schedule 3.10
Second Amended and Restated Collateral Agreement

Owner	Title	Registration Number	Registration Date	Publication Date	Creation Date	Author	Subject Matter
Jack in the Box, Inc.	RDS 2000 Training Program	PAu002554836	5/17/1999	N/A	1998	Text, audiovisual materials of screen displays: InfoCal, LLC, employer for hire	127 p.
Jack in the Box, Inc.	Rowing Jack	VA0001015762	7/6/2000	6/28/1999	1999	Promotional Partners, Inc., employer for hire	Plastic sculpture
Jack in the Box, Inc.	Scuba Diving Jack	VA0001015760	7/6/2000	6/28/1999	1999	Promotional Partners, Inc., employer for hire	Plastic sculpture
Jack in the Box, Inc.	Skydiving Jack	VA0001015757	7/6/2000	6/28/1999	1999	Promotional Partners, Inc., employer for hire	Plastic sculpture
Jack in the Box, Inc.	Sleding Jack	VA0001015758	7/6/2000	6/28/1999	1999	Promotional Partners, Inc., employer for hire	Plastic sculpture
Jack in the Box, Inc.	Snorkling Jack	VA0001015761	7/6/2000	6/28/1999	1999	Promotional Partners, Inc., employer for hire	Plastic sculpture
Jack in the Box, Inc.	Snowboarding Jack	VA0001015756	7/6/2000	6/28/1999	1999	Promotional Partners, Inc., employer for hire	Plastic sculpture
Jack in the Box, Inc.	Surfer Jack 2000	VA0001097620	7/30/2001	9/11/2000	2000	Promotional Partners, Inc., employer for hire	Plastic toy
Jack in the Box, Inc.	The Many Faces of Jack	VA0000906624	12/24/1997	5/1/1995	1995	Chiat/Day, Inc., employer for hire	Trayliner

Schedule 3.10
Second Amended and Restated Collateral Agreement

SCHEDULE 3.11
to
Collateral Agreement

Investment Property and Partnership/LLC Interests

Certified Securities:

Jack in the Box Inc.
Name of Issuer	Class and Series	Certificate Number	Percentage of Ownership Interests of such Class and Series
Foodmaker Inc.	Common Stock	0001	100%
Foodmaker International Franchising, Inc.	Common Stock	2	100%
Qdoba Restaurant Corporation	Common Stock	4	100%

Qdoba Restaurant Corporation
Name of Issuer	Class and Series	Certificate Number	Percentage of Ownership Interests of such Class and Series
Qdoba of Canada Inc.	Common Stock	3	66%
Qdoba of Canada Inc.*	Common Stock	4	34%

Partnership/LLC Interests:

Jack in the Box Inc.
Name of Issuer (including identification of type of entity)	Type of Ownership Interest	Certificate Number (if any)	Percentage of Ownership Interests of such Type
JBX General Partner LLC	Membership Interests	Uncertificated	100%
JBX Limited Partner LLC	Membership Interests	Uncertificated	100%
JIB Stored Value Cards, LLC	Membership Interests	Uncertificated	100%
Jack in the Box Franchise Finance, LLC*	Membership Interests	Uncertificated	100%

JBX General Partner LLC
Name of Issuer (including identification of type of entity)	Type of Ownership Interest	Certificate Number (if any)	Percentage of Ownership Interests of such Type
Jack in the Box Eastern Division L.P.	General Partnership Interest	Uncertificated	1%

Schedule 3.11
Second Amended and Restated Collateral Agreement

JBX Limited Partner LLC
Name of Issuer (including identification of type of entity)	Type of Ownership Interest	Certificate Number (if any)	Percentage of Ownership Interests of such Type
Jack in the Box Eastern Division L.P.	Limited Partnership Interest	Uncertificated	99%

Qdoba Restaurant Corporation
Name of Issuer (including identification of type of entity)	Type of Ownership Interest	Certificate Number (if any)	Percentage of Ownership Interests of such Type
QMG Stored Value Cards, LLC	Membership Interests	Uncertificated	100%
QRC of Kansas, LLC	Membership Interests	Uncertificated	100%

* Investment Property or Partnership/LLC Interests is/are Excluded Collateral.

Schedule 3.11
Second Amended and Restated Collateral Agreement

SCHEDULE 3.12
to
Collateral Agreement

Instruments

None.

Schedule 3.12
Second Amended and Restated Collateral Agreement

SCHEDULE 3.13
to
Collateral Agreement

Government Contracts

None.

Schedule 3.13
Second Amended and Restated Collateral Agreement